                                                                    EXHIBIT 10.4


                             SiRF TECHNOLOGY, INC.

                             AMENDED AND RESTATED

                               1995 STOCK PLAN

                     (As amended effective April 10, 2000)

                   (Originally adopted as of March 17, 1995)

                               TABLE OF CONTENTS
                               -----------------

                                                               Page
                                                               ----
SECTION 1. PURPOSE............................................   1

SECTION 2. DEFINITIONS........................................   1
     (a)   "Board of Directors"...............................   1
            ------------------
     (b)   "Code".............................................   1
            ----
     (c)   "Committee"........................................   1
            ---------
     (d)   "Company"..........................................   1
            -------
     (e)   "Disability".......................................   1
            ----------
     (f)   "Employee".........................................   1
            --------
     (g)   "Exercise Price"...................................   2
            --------------
     (h)   "Fair Market Value"................................   2
            -----------------
     (i)   "ISO"..............................................   2
            ---
     (j)   "Nonstatutory Option"..............................   2
            -------------------
     (k)   "Offeree"..........................................   2
            -------
     (l)   "Option"...........................................   2
            ------
     (m)   "Optionee".........................................   2
            --------
     (n)   "Plan".............................................   2
            ----
     (o)   "Purchase Price"...................................   2
            --------------
     (p)   "Service"..........................................   2
            -------
     (q)   "Share"............................................   2
            -----
     (r)   "Stock"............................................   3
            -----
     (s)   "Stock Option Agreement"...........................   3
            ----------------------
     (t)   "Stock Purchase Agreement".........................   3
            ------------------------
     (u)   "Subsidiary".......................................   3
            ----------

SECTION 3. ADMINISTRATION.....................................   3
     (a)   Committee Membership...............................   3
           --------------------
     (b)   Committee Procedures...............................   3
           --------------------
     (c)   Committee Responsibilities.........................   3
           --------------------------
     (d)   Financial Reports..................................   4
           -----------------

SECTION 4. ELIGIBILITY........................................   5
     (a)   General Rule.......................................   5
           ------------
     (b)   Ten-Percent Shareholders...........................   5
           ------------------------
     (c)   Attribution Rules..................................   5
           -----------------
     (d)   Outstanding Stock..................................   5
           -----------------
SECTION 5. STOCK SUBJECT TO PLAN..............................   5
     (a)   Basic Limitation...................................   5
           ----------------
     (b)   Additional Shares..................................   6
           -----------------

SECTION 6. TERMS AND CONDITIONS OF AWARDS OR SALES............   6
     (a)   Stock Purchase Agreement...........................   6
           ------------------------

     (b)    Duration of Offers and Nontransferability of
            --------------------------------------------
            Rights.............................................   6
            -------
     (c)    Purchase Price.....................................   6
            --------------
     (d)    Withholding Taxes..................................   6
            -----------------
     (e)    Restrictions on Transfer of Shares.................   6
            ----------------------------------

SECTION 7.  TERMS AND CONDITIONS OF OPTIONS....................   7
     (a)    Stock Option Agreement.............................   7
            ----------------------
     (b)    Number of Shares...................................   7
            ----------------
     (c)    Exercise Price.....................................   7
            --------------
     (d)    Withholding Taxes..................................   7
            -----------------
     (e)    Exercisability.....................................   7
            --------------
     (f)    Term...............................................   8
            ----
     (g)    Nontransferability.................................   8
            ------------------
     (h)    Exercise of Options on Termination of Service......   8
            ---------------------------------------------
     (i)    No Rights as a Shareholder.........................   8
            --------------------------
     (j)    Modification, Extension and Assumption of Options..   8
            -------------------------------------------------
     (k)    Restrictions on Transfer of Shares.................   8
            ----------------------------------

SECTION 8.  PAYMENT FOR SHARES.................................   9
     (a)    General Rule.......................................   9
            ------------
     (b)    Cashless Exercise..................................   9
            -----------------

SECTION 9.  ADJUSTMENT OF SHARES...............................   9
     (a)    General............................................   9
            -------
     (b)    Reorganizations....................................   9
            ---------------
     (c)    Reservation of Rights..............................   9
            ---------------------

SECTION 10. LEGAL REQUIREMENTS.................................  10

SECTION 11. NO EMPLOYMENT RIGHTS...............................  10

SECTION 12. DURATION AND AMENDMENTS............................  10
     (a)    Term of the Plan...................................  10
            ----------------
     (b)    Right to Amend or Terminate the Plan...............  10
            ------------------------------------
     (c)    Effect of Amendment or Termination.................  11
            ----------------------------------

SECTION 13. EXECUTION..........................................  11

                             SiRF TECHNOLOGY, INC.
                     AMENDED AND RESTATED 1995 STOCK PLAN

                       (Effective as of April 10, 2000)

SECTION 1.  PURPOSE.
            --------

     The purpose of the Plan is to offer selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, to encourage such selected persons to remain in the employ of the Company and to attract new employees with outstanding qualifications. The Plan provides for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as incentive stock options intended to qualify under section 422 of the Internal Revenue Code.

SECTION 2.  DEFINITIONS.
            ------------

     (a)  "Board of Directors" shall mean the Board of Directors of the Company,
           ------------------
as constituted from time to time.

     (b)  "Code" shall mean the Internal Revenue Code of 1986, as amended.
           ----

     (c)  "Committee" shall mean a committee consisting of members of the Board
           ---------
of Directors that is appointed by the Board of Directors. If no Committee has been appointed, the entire Board of Directors shall constitute the Committee. The Committee shall have membership composition which enables the Plan to qualify under Rule 16b-3 with regard to the grant of Options or other rights to acquire Shares to persons who are subject to Section 16 of the Securities Exchange Act of 1934.

     (d)  "Company" shall mean SiRF Technology, Inc., a California corporation.
           -------

     (e)  "Disability" shall means that an Optionee is unable to engage in any
           ----------
substantial gainful activity by reason of any medically determinable physical or mental impairment.

     (f)  "Employee" shall mean (i) any individual who is a common-law employee
           --------
of the Company or of a Subsidiary, (ii) a member of the Board of Directors, or
(iii) a consultant who performs services for the Company or a Subsidiary. Service as a member of the Board of Directors or as a consultant shall be considered employment for all purposes under the Plan except the second sentence of Section 4(a).

     (g)  "Exercise Price" shall mean the amount for which one Share may be
           --------------
purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

     (h)  "Fair Market Value" shall mean the fair market value of a Share, as
           -----------------
determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.

     (i)  "ISO" shall mean an employee incentive stock option described in Code
           ---
section 422(b).

     (j)  "Nonstatutory Option" shall mean an employee stock option that is not
           -------------------
an ISO.

     (k)  "Offeree" shall mean an individual to whom the Committee has offered
           -------
the right to acquire Shares (other than upon exercise of an Option).

     (l)  "Option" shall mean an ISO or Nonstatutory Option granted under the
           ------
Plan and entitling the holder to purchase Shares.

     (m)  "Optionee" shall mean an individual who holds an Option.
           --------

     (n)  "Plan" shall mean this SiRF Technology, Inc. 1995 Stock Plan.
           ----

     (o)  "Purchase Price" shall mean the consideration for which one Share may
           --------------
be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

     (p)  "Service" shall mean service as an Employee.
           -------

     (q)  "Share" shall mean one share of Stock, as adjusted in accordance with
           -----
Section 9 (if applicable).

     (r)  "Stock" shall mean the common stock of the Company.
           -----

     (s)  "Stock Option Agreement" shall mean the agreement between the Company
           ----------------------
and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

     (t)  "Stock Purchase Agreement" shall mean the agreement between the
           ------------------------
Company and an Offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

     (u)  "Subsidiary" shall mean any corporation, of which the Company and/or
           ----------
one or more other Subsidiaries own not less than fifty percent (50%) of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

SECTION 3. ADMINISTRATION.
           ---------------

     (a)  Committee Membership. The Plan shall be administered by the
          --------------------
Committee, which shall consist of members of the Board of Directors. The members of the Committee shall be appointed by the Board of Directors.

     (b)  Committee Procedures. The Board of Directors shall designate one of
          --------------------
the members of the Committee as chairperson. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

     (c)  Committee Responsibilities . Subject to the provisions of the Plan,
          --------------------------
the Committee shall have full authority and discretion to take the following actions:

          (i)    To interpret the Plan and to apply its provisions;

          (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

          (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

          (iv) To determine when Shares are to be awarded or offered for sale and when Options are to be granted under the Plan;

          (v)    To select Offerees and Optionees;

          (vi) To determine the number of Shares to be awarded or offered for sale or to be made subject to each Option;

          (vii) To prescribe the terms and conditions of each award or sale of Shares, including (without limitation) the Purchase Price, and vesting of the award and to specify the provisions of the Stock Purchase Agreement relating to such award or sale;

          (viii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price and vesting of the Option, to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

          (ix) To amend any outstanding Stock Purchase or Stock Option Agreement; provided, however, that the rights and obligations under any Stock Purchase or Stock Option Agreement shall not be materially altered or impaired adversely by any such amendment, except with the consent of the Optionee or Offeree;

          (x) To determine the disposition of an Option or other right to acquire Shares in the event of an Optionee's or Offeree's divorce or dissolution of marriage;

          (xi) To correct any defect, supply any omission, or reconcile any inconsistency in the Plan and any Stock Purchase or Stock Option Agreement; and

          (xii) To take any other actions deemed necessary or advisable for the administration of the Plan.

     All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan, any Option or any other right to acquire Shares under the Plan.

     (d)  Financial Reports. To the extent required by applicable law, and not
          -----------------
less often than annually, the Company shall furnish to Optionees and Offerees Company summary financial information including a balance sheet regarding the Company's financial condition and results of operations, unless such Optionees or Offerees have duties with the Company that assure them access to equivalent information. Such financial statements need not be audited.

SECTION 4. ELIGIBILITY.
           ------------

     (a)  General Rule. Only Employees shall be eligible for designation as
          ------------
Optionees or Offerees by the Committee. In addition, only individuals who are employed as common-law employees by the Company or a Subsidiary shall be eligible for the grant of ISOs.

     (b)  Ten-Percent Shareholders. An Employee who owns more than ten percent
          ------------------------
(10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for designation as an Optionee or Offeree unless (i) the Exercise Price for an ISO (and, to the extent required by applicable law, the Exercise Price for a Nonstatutory Option and Purchase Price for a sale of Shares) is at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant, and (ii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

     (c)  Attribution Rules. For purposes of Subsection (b) above, in
          -----------------
determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for his brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries.

     (d)  Outstanding Stock. For purposes of Subsection (b) above, "outstanding
          -----------------
stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5. STOCK SUBJECT TO PLAN.
           ----------------------

     (a)  Basic Limitation. Shares offered under the Plan shall be authorized
          ----------------
but unissued Shares, or issued Shares that have been reacquired by the Company. The aggregate number of Shares which may be issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed seven million six hundred seventy thousand and one (7,670,001) Shares, subject to adjustment pursuant to Section 9. The number of Shares which are subject to Options or other rights to acquire Shares outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. During the term of the Plan, the Company shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

     (b)  Additional Shares. In the event that any outstanding Option or other
          -----------------
right to acquire Shares for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan.

SECTION 6. TERMS AND CONDITIONS OF AWARDS OR SALES.
           ----------------------------------------

     (a)  Stock Purchase Agreement. Each award or sale of Shares under the Plan
          ------------------------
(other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

     (b)  Duration of Offers and Nontransferability of Rights. Any right to
          ---------------------------------------------------
acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within the number of days specified by the Committee and communicated to the Offeree by the Committee. Such right shall not be transferable and shall be exercisable only by the Offeree to whom such right was granted.

     (c)  Purchase Price. To the extent required by applicable law, the Purchase
          --------------
Price of Shares to be offered under the Plan shall not be less than eighty-five percent (85%) of the Fair Market Value of such Shares, except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Purchase Price shall be determined by the Committee at its sole discretion. The Purchase Price shall be payable in a form described in Section 8.

     (d)  Withholding Taxes. As a condition to the purchase of Shares, the
          -----------------
Offeree shall make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such purchase.

     (e)  Restrictions on Transfer of Shares. No Shares awarded or sold under
          ----------------------------------
the Plan may be sold or otherwise transferred or disposed of by the Offeree during the one hundred eighty (180) day period following the effective date of a registration statement covering securities of the Company filed under the Securities Act of 1933. Subject to the preceding sentence, any Shares awarded or sold under the Plan shall be subject to such special conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares. To the extent required by applicable law, any service-based vesting conditions shall not be less rapid than the schedule set forth in Section 7(e).

SECTION 7. TERMS AND CONDITIONS OF OPTIONS.
           --------------------------------

     (a)  Stock Option Agreement. Each grant of an Option under the Plan shall
          ----------------------
be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

     (b)  Number of Shares. Each Stock Option Agreement shall specify the number
          ----------------
of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

     (c)  Exercise Price. Each Stock Option Agreement shall specify the Exercise
          --------------
Price. The Exercise Price of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b). The Exercise Price of a Nonstatutory Option shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b). Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee in its sole discretion. The Exercise Price shall be payable in a form described in Section 8.

     (d)  Withholding Taxes. As a condition to the exercise of an Option, the
          -----------------
Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

     (e)  Exercisability. Each Stock Option Agreement shall specify the date
          --------------
when all or any installment of the Option is to become exercisable. To the extent required by applicable law, an Option shall become exercisable no less rapidly than the rate of twenty percent (20%) per year for each of the first five years from the date of grant. Subject to the preceding sentence, the vesting of any Option shall be determined by the Committee in its sole discretion.

     (f)  Term. The Stock Option Agreement shall specify the term of the Option.
          ----
The term shall not exceed ten (10) years from the date of grant, except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

     (g)  Nontransferability. No Option shall be transferable by the Optionee
          ------------------
other than by will or by the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the guardian or legal representative of the Optionee. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during his/her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

     (h)  Exercise of Options on Termination of Service. Each Stock Option
          ---------------------------------------------
Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee's service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, to the extent required by applicable law, each Option shall provide that the Optionee shall have the right to exercise the vested portion of any Option held at termination for at least thirty (30) days following termination of service with the Company for any reason, and that the Optionee shall have the right to exercise the Option for at least six months if the Optionee's service terminates due to death or Disability.

     (i)  No Rights as a Shareholder. An Optionee, or a transferee of an
          --------------------------
Optionee, shall have no rights as a shareholder with respect to any Shares covered by an Option until the date of the issuance of a stock certificate for such Shares.

     (j)  Modification, Extension and Assumption of Options. Within the
          -------------------------------------------------
limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price.

     (k)  Restrictions on Transfer of Shares. No Shares issued upon exercise of
          ----------------------------------
an Option may be sold or otherwise transferred or disposed of by the Optionee during the one hundred eighty (180) day period following the effective date of a registration statement covering securities of the Company filed under the Securities Act of 1933. Subject to the preceding sentence, any Shares issued upon exercise of an Option shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

SECTION 8. PAYMENT FOR SHARES.
           -------------------

     (a)  General Rule. The entire Exercise Price or Purchase Price, as
          ------------
applicable, of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Subsection (b) below.

     (b)  Cashless Exercise. To the extent that a Stock Option Agreement so
          -----------------
provides and a public market for the Shares exists, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

SECTION 9. ADJUSTMENT OF SHARES.
           ---------------------

     (a)  General. In the event of a subdivision of the outstanding Stock, a
          -------
declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a reclassification or a similar occurrence, the Committee shall make appropriate adjustments in one or more of
(i) the number of Shares available for future grants of Options or other rights to acquire Shares under Section 5, (ii) the number of Shares covered by each outstanding Option or other right to acquire Shares or (iii) the Exercise Price of each outstanding Option or the Purchase Price of each other right to acquire Shares.

     (b)  Reorganizations. In the event that the Company is a party to a merger
          ---------------
or reorganization, outstanding Options or other rights to acquire Shares shall be subject to the agreement of merger or reorganization.

     (c)  Reservation of Rights. Except as provided in this Section 9, an
          ---------------------
Optionee or Offeree shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend, or (iii) any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option, or the number or Purchase Price of shares subject to any other right to acquire Shares. The grant of an Option or other right to acquire Shares pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10. LEGAL REQUIREMENTS.
            -------------------

     Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable.

SECTION 11. NO EMPLOYMENT RIGHTS.
            ---------------------

     No provision of the Plan, nor any Option granted or other right to acquire Shares awarded under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason.

SECTION 12.  DURATION AND AMENDMENTS.
             ------------------------

     (a)  Term of the Plan. The Plan, as set forth herein, shall become
          ----------------
effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's shareholders. In the event that the shareholders fail to approve the Plan within twelve (12) months after its adoption by the Board of Directors, any Option grants or other right to acquire Shares already made shall be null and void, and no additional Option grants or other right to acquire Shares shall be made after such date. The Plan shall terminate automatically ten
(10) years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

     (b)  Right to Amend or Terminate the Plan. The Board of Directors may amend
          ------------------------------------
the Plan at any time and from time to time. Rights and obligations under any Option granted or other right to acquire Shares awarded before amendment of the Plan shall not be materially altered, or impaired adversely, by such amendment, except with consent of the Optionee or

Offeree. An amendment of the Plan shall be subject to the approval of the Company's shareholders only to the extent required by applicable laws, regulations or rules.

     (c)  Effect of Amendment or Termination
          ----------------------------------
thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or Option previously granted under the Plan.

SECTION 13. EXECUTION.
            ----------

     To record the amendment of the Plan by the Board of Directors as of April 10, 2000, the Company has caused its authorized officer to execute the same.

                                        SiRF TECHNOLOGY, INC.

                                        By___________________________

                                        Its__________________________

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE NOT REQUIRED.

                            SiRF TECHNOLOGY, INC.
                               1995 STOCK PLAN

                       INCENTIVE STOCK OPTION AGREEMENT
                        Monthly Vesting Over Four Years

     SiRF Technology, Inc., a California corporation (the "Company"), hereby grants an option to purchase Shares of its Common Stock to the optionee named below. The terms and conditions of the option are set forth in this cover sheet, in the attachment and in the Company's 1995 Stock Plan (the "Plan").

Date of Option Grant:  __________, 199__

Name of Optionee:_______________________________________________________________

Optionee's Social Security Number:  _____-____-_____

Number of Shares of Common Stock Covered by Option:_____________________________

Exercise Price per Share:  $____________________________________________________

Vesting Start Date:  __________, 199__

     By signing this cover sheet, you agree to all of the terms and conditions described in the attached Agreement and in the Plan, a copy of which is also enclosed.

Optionee:_______________________________________________________________________
                                    (Signature)

Company:________________________________________________________________________
                                    (Signature)

          Title:________________________________________________________________

Attachment
----------

                             SiRF TECHNOLOGY, INC.
                                1995 STOCK PLAN

                       INCENTIVE STOCK OPTION AGREEMENT
                        Monthly Vesting Over Four Years

Incentive Stock        This option is intended to be an incentive stock option
Option                 under section 422 of the Internal Revenue Code and will
                       be interpreted accordingly.

Exercise and           This option is immediately exercisable on the date which
Vesting                is six months after the Vesting Start Date as shown on
                       the cover sheet as to all of the Shares of Common Stock covered by this option. Beginning on the Vesting Start
                       Date, the Shares under this option will vest (i.e. no longer subject to right of repurchase) over a four-year period at the rate of 1/48th per month, in accordance with the vesting schedule indicated below:

                                                                                 Portion of
                                                                               Shares Vested
                                                                              ---------------
                       From the Vesting Start Date until 6 months thereof           None
                       At the end of 6 months from the Vesting Start Date          6/48th
                       For each additional full month of your Service to
                       the Company thereafter                                      1/48th
                       On the fourth anniversary of the Vesting Start Date          100%

Right of Repurchase    In the event that your Service to the Company terminates
                       for any reason, the Company will have the right to purchase all of the Shares subject to this Agreement that you had exercised and have not yet vested. If the Company fails to provide you with written notice of its intention to purchase such Shares before or within 90 days of the date the Company receives written notice from you of your termination of employment, the Company's right to purchase such Shares shall terminate. If the Company exercises its right to purchase such Shares, the Company will consummate the purchase of such Shares within 60 days of its written notice to you. The purchase price for any Shares repurchased shall be the price that you paid for those Shares (or, in the event that the consideration for the Shares is services rendered by you for the Company, the value of those services) and shall be paid in cash.

                       Your Service shall cease when you cease to be actively employed by, or a consultant or adviser to, the Company as determined in the sole discretion of the Committee. A leave of absence, regardless of the reason, shall be deemed to constitute the cessation of your Service unless such leave is authorized by the Company, and you return within the time specified in such authorization.

Term Term Your option will expire in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your Service to the Company terminates, as described below.)

Regular Termination    Regular Termination If your Service to the Company (or
                       any subsidiary) terminates for any reason except death or Disability, then your option will expire at the close of business at Company headquarters on the 30th day after your termination date.

Death In the event of your death while in Service, then your option will expire at the close of business at Company headquarters on the date six months after the date of death. During that six-month period, your estate or heirs may exercise the vested portion of your option.

Disability             If your Service terminates because of your Disability,
                       then your option will expire at the close of business at Company headquarters on the date six months after your termination date.

                       However, for purposes of determining whether your option is entitled to ISO status, unless your Disability satisfies the definition set forth in section 22(e)(3) of the Code (as cited below), ISO status will terminate three (3) months after your termination date.

                       "Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

Leaves of Absence      For purposes of this option, your Service does not
                       terminate when you go on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether your options is entitled to ISO status, your Service will be treated as terminating ninety (90) days after you went on leave, unless your right to return to active work is guaranteed by law or by a contract. Your
                       Service terminates in any event when the approved leave ends, unless you immediately return to active work.

                       The Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan.

Restrictions on     The Company will not permit you to exercise this option if
Exercise            the issuance of Shares at that time would violate any law
                    or regulation.

Notice of Exercise  When you wish to exercise this option, you must notify the
                    Company by filing the proper "Notice of Exercise" form at the address given on the form. Your notice must specify how many Shares you wish to purchase. Your notice must also specify how your Shares should be registered (in your name only or in your and your spouse's names as community property or as joint tenants with right of survivorship). The notice will be effective when it is received by the Company.

                    f someone else wants to exercise this option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

Periods of          Any other provision of this Agreement notwithstanding, the
Nonexercisability   Company shall have the right to designate one or more
                    periods of time, each of which shall not exceed 180 days in length, during which this option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act of 1933, as amended, (the "Securities Act") or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this option shall be exercisable.

Form of Payment     When you submit your notice of exercise, you must include
                    payment of the option price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

                   .  Your personal check, a cashier's check or a money order.

                   . To the extent that a public market for the Shares exists as determined by the Company, by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

Withholding Taxes   You will not be allowed to exercise this option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the option exercise or the sale of Shares acquired upon exercise of this option.

Market Stand-Off    In connection with any underwritten public offering by the
Agreement           Company of its equity securities pursuant to an effective
                    registration statement filed under the Securities Act, including the Company's initial public offering, you shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any Shares without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters (not to exceed one hundred-eighty (180) days).

                    In order to enforce the provisions of this paragraph, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable stand-off period.

Restrictions on     By signing this Agreement, you agree not to sell any option
Resale              Shares at a time when applicable laws, regulations or
                    Company or underwriter trading policies prohibit a sale.

                    You represent and agree that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

                    In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, you shall represent and agree at the time of exercise to make such representations as are deemed necessary or appropriate by the Company and its counsel.

The Company's       In the event that you propose to sell, pledge or otherwise
Right of First      transfer to a third party any vested Shares acquired under
Refusal             this Agreement, or any interest in such Shares, the Company shall have the "Right of First Refusal" with respect to all (and not less than all) of such Shares. If you desire to transfer vested Shares acquired under this Agreement, you must give a written "Transfer Notice" to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee.
                    The Transfer Notice shall be signed both by you and by the proposed new transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer
                    Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

                    If the Company fails to exercise its Right of First Refusal before or within 30 days after the date when it received the Transfer Notice, you may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the Shares with lawful money equal to the present value of the consideration described in the Transfer Notice.

                    The Company's Right of First Refusal shall inure to the benefit of its successors and assigns, shall be freely assignable in whole or in part and shall be binding upon any transferee of the Shares.

                    The Company's Right of First Refusal shall terminate in the event that stock is listed on an established stock exchange or is quoted regularly on the Nasdaq Stock Market.

Escrow The certificates for the Shares shall be deposited in escrow with the Secretary of the Company to be held in accordance with the provisions of this paragraph. Each deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificate in the form attached hereto as Exhibit A. The deposited certificates, shall
                              ---------
                    remain in escrow until such time or times as the certificates are to be released or otherwise surrendered for cancellation as discussed below. Upon delivery of the certificates to the Company, you shall be issued an instrument of deposit acknowledging the number of Shares delivered in escrow to the Secretary of the Company.

                    All regular cash dividends on the Shares (or other securities at the time held in escrow) shall be paid directly to you and shall not be held in escrow. However, in the event of any stock dividend, stock split, recapitalization or other change affecting the Company's outstanding Common Stock as a class effected without receipt of consideration or in the event of a stock split, a stock dividend or a similar change in the Company Stock, any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Shares shall be immediately delivered to the Secretary of the Company to be held in escrow hereunder, but only to the extent the Shares are at the time subject to the escrow requirements hereof.

                    The Shares held in escrow hereunder shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Company for repurchase and cancellation:

                    . As your interest in the Shares vests as described above, the certificates for such vested Shares shall be released from escrow and delivered to you, at your request, in accordance with the following schedule:

                       - The initial release of any vested Shares (or other vested assets and securities) from escrow shall be effected within thirty (30) days following the expiration of the initial twelve (12) month period measured from the Vesting Start Date.

                       - Subsequent releases of any vested Shares from escrow shall be effected at annual intervals thereafter, with the first such annual release to occur twenty-four (24) months after the Vesting Start Date.

                       - Upon termination of your Service, any escrowed Shares in which you are at the time vested shall be promptly released from escrow.

                    . Should the Company exercise its Repurchase Right with respect to any unvested Shares held at the time in escrow hereunder, then the escrowed certificates for such unvested Shares shall, concurrently with the payment of the purchase price for such Shares, be surrendered to the Company for cancellation, and you shall have no further rights with respect to such Shares.

                    . Should the Company elect not to exercise its Repurchase Right with respect to any Shares held at the time in escrow hereunder, then the escrowed certificates for such Shares shall be surrendered to you.

Transfer of Option  Prior to your death, only you may exercise this option. You cannot transfer or assign this option. For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will.

                    Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your option in any other way.

No Retention        Your option or this Agreement do not give you the right to
Rights              be retained by the Company (or any subsidiaries) in any
                    capacity. The Company (and any subsidiaries) reserve the right to terminate your Service at any time and for any reason.

Shareholder Rights  You, or your estate or heirs, have no rights as a shareholder of the Company until a certificate for your option Shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

Adjustments         In the event of a stock split, a stock dividend or a similar change in the Company stock, the number of Shares covered by this option and the exercise price per share may be adjusted pursuant to the Plan. Your option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

Legends All certificates representing the Shares issued upon exercise of this option shall, where applicable, have endorsed thereon the following legends:

                         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF. SUCH AGREEMENT PROVIDES FOR CERTAIN TRANSFER RESTRICTIONS, INCLUDING RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SECURITIES AND

                         CERTAIN REPURCHASE RIGHTS IN FAVOR OF THE COMPANY UPON TERMINATION OF SERVICE WITH THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

                         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE NOT REQUIRED."

Applicable Law      This Agreement will be interpreted and enforced under the
                    laws of the State of California.

The Plan and Other  The text of the Plan is incorporated in this Agreement by
Agreements          reference. Certain capitalized terms used in this Agreement are defined in the Plan.

                    This Agreement and the Plan constitute the entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded.

     By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan.

                      NOTICE OF EXERCISE OF STOCK OPTION

SiRF Technology, Inc.
3970 Freedom Circle
Santa Clara, CA 95054
Attn: Controller

     Re:  Exercise of Stock Option to Purchase Shares of Company Stock

Ladies and Gentlemen:

     Pursuant to the Stock Option Agreement dated __________, 199___ (the "Stock Option Agreement"), between SiRF Technology, Inc., a California corporation (the "Company"), and the undersigned, I hereby elect to purchase _____________ shares of the common stock of the Company (the "Shares"), at the price of $__________ per Share. My check in the amount of $______________ and the executed Assignment Separate from Certificate are enclosed. The Shares are to be issued in _____ certificate(s) and registered in the name(s) of:

                           __________________________
                           __________________________

     The undersigned understands there may be tax consequences as a result of the purchase or disposition of the Shares. The undersigned represents that he/she has received and reviewed the Plan's federal income tax information and consulted with any tax consultants he/she deems advisable in connection with the purchase or disposition of the Shares and the undersigned is not relying on the Company for any tax advice.

     The undersigned acknowledges that he/she has received, read and understood the Stock Option Agreement and agrees to abide by and be bound by their terms and conditions. The undersigned represents that the Shares are being acquired solely for his/her own account and not as a nominee for any other party, or for investment, and that the undersigned purchaser will not offer, sell or otherwise dispose of any such Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

Dated: ________________


                              __________________________________________________
                                                 (Signature)

                              __________________________________________________
                                              (Please Print Name)


                              Social Security No. ______________________________

                              __________________________________________________

                              __________________________________________________
                                                (Full Address)

                                   EXHIBIT A
                                   ---------

                     ASSIGNMENT SEPARATE FROM CERTIFICATE
                     ------------------------------------

     FOR VALUE RECEIVED, ________________ hereby sells, assigns and transfers unto SiRF Technology, Inc., a California corporation (the "Company"), _________________ (________) shares of Common Stock of the Company represented by Certificate No. _____ herewith and does hereby irrevocably constitute and appoint _________________________ Attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

     Dated:  ____________, 19__.


                                   _____________________________________________
                                                    Print Name


                                   _____________________________________________
                                                    Signature



                        Spousal Consent (if applicable)
                        -------------------------------

  ________________ (Purchaser's spouse) indicates by the execution of this Assignment his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the Shares.



                                    ____________________________________________
                                                    Signature


INSTRUCTIONS: PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE. THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE COMPANY TO EXERCISE ITS "REPURCHASE OPTION" SET FORTH IN THE AGREEMENT WITHOUT REQUIRING ADDITIONAL SIGNATURES ON THE PART OF PURCHASER.

Internal Revenue Service Center

 Re:  Protective Election Under Section 83(b) of the Internal Revenue Code of
      1986

Ladies and Gentlemen:

     I hereby made a protective election under section 83(b) of the Internal Revenue Code of 1986 to include in gross income on the date of transfer any excess of fair market value over purchase price with respect to the transfer of the property described below if such property is sold in a disqualifying disposition under section 422 of the Code:

1.   Name:     ______________________________________

2.   Address:  ______________________________________

               ______________________________________

               ______________________________________

3.   Social Security Number:  _______________________

4.   Tax Year of Election:  Calendar Year of 199___.

5. Description of Property: _________ shares of Common Stock of SiRF Technology, Inc., a California corporation (the "Company").

6.   Date of Property Transfer:  __________, 199__

7. Nature of Property Restrictions: Property is subject to the Company's right to repurchase the stock at the undersigned's original purchase price if the undersigned ceases to be associated with the Company, which right will generally lapse over a designated four (4) year period.

8. Fair Market Value at the Time of Transfer: $_____ per share for an aggregate of $_________. The Fair Market Value at the time of transfer was determined without regard to any lapse restrictions as defined in section 1.83-3(i) of the Income Tax Regulations.

9. Amount Paid for Property: $________ per share for an aggregate of $________.

10. A copy of this election has been furnished to the Company, the person for whom the services are performed.

                              Sincerely,



                              __________________________________________________
                                                Signature

                              __________________________________________________
                                                   Date

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE NOT REQUIRED.

                             SiRF TECHNOLOGY, INC.
                                1995 STOCK PLAN

                      NONSTATUTORY STOCK OPTION AGREEMENT
                        Monthly Vesting Over Four Years

     SiRF Technology, Inc., a California corporation (the "Company"), hereby grants an option to purchase Shares of its Common Stock to the optionee named below. The terms and conditions of the option are set forth in this cover sheet, in the attachment and in the Company's 1995 Stock Plan (the "Plan").

Date of Option Grant:  __________, 199__

Name of Optionee:  _____________________________________________________________

Optionee's Social Security Number:  _____-____-_____

Number of Shares of Common Stock Covered by Option:  ___________________________

Exercise Price per Share:  $____________________________________________________

Vesting Start Date:  __________, 199__

     By signing this cover sheet, you agree to all of the terms and conditions described in the attached Agreement and in the Plan, a copy of which is also enclosed.

Optionee:  _____________________________________________________________________
                              (Signature)

Company:   _____________________________________________________________________
                              (Signature)

           Title:  _____________________________________________________________

Attachment
----------

                             SiRF TECHNOLOGY, INC.
                                1995 STOCK PLAN

                      NONSTATUTORY STOCK OPTION AGREEMENT
                        Monthly Vesting Over Four Years



Nonstatutory        This option is not intended to be an incentive stock option
Stock Option        under section 422 of the Internal Revenue Code and will be interpreted accordingly.

Exercise and        This option is immediately exercisable on the date which is
Vesting             six months after the Vesting Start Date as shown on the
                    cover sheet as to all of the Shares of Common Stock covered by option. Beginning on the Vesting Start Date, the Shares under this option will vest (i.e., no longer subject to right of repurchase) over a four-year period at the rate of 1/48th per month, in accordance with the vesting schedule indicated below:

                                                      Portion of Shares Vested
                                                      ------------------------
                        From the Vesting Start Date
                        until 6 months thereof                  None

                        At the end of 6 months from
                        the Vesting Start Date                 6/48th

                        For each additional full
                        month of your Service to the
                        Company thereafter                     1/48th

                        On the fourth anniversary of
                        the Vesting Start Date                  100%


Right of            In the event that your Service to the Company terminates
Repurchase          for any reason, the Company will have the right to purchase all of the Shares subject to this Agreement that you had exercised and have not yet vested. If the Company fails to provide you with written notice of its intention to purchase such Shares before or within 90 days of the date the Company receives written notice from you of your termination of employment, the Company's right to purchase such Shares shall terminate. If the Company exercises its right to purchase such Shares, the Company will consummate the purchase of such Shares within 60 days of its written notice to you. The purchase price for any Shares repurchased shall be the price that you paid for those Shares (or, in the event that the consideration for the Shares is services rendered by you for the Company, the value of those services) and shall be paid in cash.

                    Your Service shall cease when you cease to be actively employed by, or a consultant or adviser to, the Company as determined in the sole discretion of the Committee. A leave of absence, regardless of the reason, shall be deemed to constitute the cessation of your Service unless such leave is authorized by the Company, and you return within the time specified in such authorization.

Term Your option will expire in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your Service to the Company terminates, as described below.)

Regular             If your Service to the Company (or any subsidiary)
Termination         terminates for any reason except death or Disability, then your option will expire at the close of business at Company headquarters on the 30th day after your termination date.

Death In the event of your death while in Service, your option will expire at the close of business at Company headquarters on the date six months after the date of death. During that six-month period, your estate or heirs may exercise the vested portion of your option.

Disability          If your Service terminates because of your Disability, then your option will expire at the close of business at Company headquarters on the date six months after your termination date.

                    "Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

Leaves of Absence   For purposes of this option, your Service does not terminate when you go on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law.
                    Your Service terminates in any event when the approved leave ends, unless you immediately return to active service.

                    The Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan.

Restrictions on     The Company will not permit you to exercise this option if
Exercise            the issuance of Shares at that time would violate any law or regulation.

Notice of Exercise  When you wish to exercise this option, you must notify the
                    Company by filing the proper "Notice of Exercise" form at the address given on the form. Your notice must specify how many Shares you wish to purchase. Your notice must also specify how your Shares should be registered (in your name only or in your and your spouse's names as community property or as joint tenants with right of survivorship). The notice will be effective when it is received by the Company.

                    If someone else wants to exercise this option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

Periods of          Any other provision of this Agreement notwithstanding, the
Nonexercisability   Company shall have the right to designate one or more
                    periods of time, each of which shall not exceed 180 days in length, during which this option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act of 1933, as amended, (the "Securities Act") or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this option shall be exercisable.

Form of Payment     When you submit your notice of exercise, you must include
                    payment of the option price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

                    .  Your personal check, a cashier's check or a money order.

                    . To the extent that a public market for the Shares exists as determined by the Company, by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

Withholding Taxes   You will not be allowed to exercise this option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the option exercise or the sale of Shares acquired upon exercise of this option.

Market Stand-Off    In connection with any underwritten public offering by the
Agreement           Company of its equity securities pursuant to an effective
                    registration statement filed under the Securities Act, including the Company's initial public offering, you shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any Shares without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters (not to exceed one hundred-eighty (180) days).

                    In order to enforce the provisions of this paragraph, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable stand-off period.

Restrictions on     By signing this Agreement, you agree not to sell any option
Resale              Shares at a time when applicable laws, regulations or
                    Company or underwriter trading policies prohibit a sale.

                    You represent and agree that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

                    In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, you shall represent and agree at the time of exercise to make such representations as are deemed necessary or appropriate by the Company and its counsel.

The Company's       In the event that you propose to sell, pledge or otherwise
Right to First      transfer to a third party any vested Shares acquired under
Refusal             this Agreement, or any interest in such Shares, the Company shall have the "Right of First Refusal" with respect to all (and not less than all) of such Shares. If you desire to transfer vested Shares acquired under this Agreement, you must give a written "Transfer Notice" to the

                    Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The Transfer Notice shall be signed both by you and by the proposed new transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

                    If the Company fails to exercise its Right of First Refusal before or within 30 days after the date when it received the Transfer Notice, you may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the Shares with lawful money equal to the present value of the consideration described in the Transfer Notice.

                    The Company's Right of First Refusal shall inure to the benefit of its successors and assigns, shall be freely assignable in whole or in part and shall be binding upon any transferee of the Shares.

                    The Company's Right of First Refusal shall terminate in the event that stock is listed on an established stock exchange or is quoted regularly on the Nasdaq Stock Market.

Escrow The certificates for the Shares shall be deposited in escrow with the Secretary of the Company to be held in accordance with the provisions of this paragraph. Each deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificate in the form attached hereto as Exhibit A. The deposited certificates, shall
                              ---------
                    remain in escrow until such time or times as the certificates are to be released or otherwise surrendered for cancellation as discussed below. Upon delivery of the certificates to the Company, you shall be issued an instrument of deposit acknowledging the number of Shares delivered in escrow to the Secretary of the Company.

                    All regular cash dividends on the Shares (or other securities at the time held in escrow) shall be paid directly to you and shall not be held in escrow. However, in the event of any stock dividend, stock split, recapitalization or other change affecting the Company's outstanding Common Stock as a class effected without receipt of consideration or in the event of a stock split, a stock dividend or a similar change in the Company Stock, any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Shares shall be immediately delivered to the Secretary of the Company to be held in escrow hereunder, but only to the extent the Shares are at the time subject to the escrow requirements hereof.

                    The Shares held in escrow hereunder shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Company for repurchase and cancellation:

                    . As your interest in the Shares vests as described above, the certificates for such vested Shares shall be released from escrow and delivered to you, at your request, in accordance with the following schedule:

                         - The initial release of any vested Shares (or other vested assets and securities) from escrow shall be effected within thirty (30) days following the expiration of the initial twelve (12) month period measured from the Vesting Start Date.

                         - Subsequent releases of any vested Shares from escrow shall be effected at annual intervals thereafter, with the first such annual release to occur twenty-four (24) months after the Vesting Start Date.

                         - Upon termination of your Service, any escrowed Shares in which you are at the time vested shall be promptly released from escrow.

                    . Should the Company exercise its Repurchase Right with respect to any unvested Shares held at the time in escrow hereunder, then the escrowed certificates for such unvested Shares shall, concurrently with the payment of the purchase price for such Shares, be surrendered to the Company for cancellation, and you shall have no further rights with respect to such Shares.

                    . Should the Company elect not to exercise its Repurchase Right with respect to any Shares held at the time in escrow hereunder, then the escrowed certificates for such Shares shall be surrendered to you.

Section 83(b)       Under Section 83(a) of the Internal Revenue Code of 1986, as
Election amended (the "Code"), the different between the purchase price paid for the Shares and their fair market value on the date any forfeiture restrictions applicable to such Shares lapse will be reportable as ordinary income at that time. For this purposes, "forfeiture restrictions" include the Company's Repurchase Right as to unvested Shares described above. You may elect to be taxed at the time the Shares are acquired to the extent the fair market value of the Shares differs from the purchase price rather than when such Shares cease to be subject to such forfeiture restrictions, by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days after the date of purchase. The form for making this election is attached as Exhibit B hereto. Failure to make this filing within the thirty (30) day period will result in the recognition of ordinary income by you (in the event the fair market value of the Shares increases after the date of purchase) as the forfeiture restrictions lapse. YOU ACKNOWLEDGE THAT IT IS YOUR SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF YOU REQUEST THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON YOUR BEHALF. YOU ARE RELYING SOLELY ON YOUR OWN ADVISORS WITH

                    RESPECT TO THE DECISION AS TO WHETHER OR NOT TO FILE AN 83(b) ELECTION.

Transfer of Option  Prior to your death, only you may exercise this option. You cannot transfer or assign this option. For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will.

                    Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your option in any other way.

No Retention        Your option or this Agreement do not give you the right to
Rights              be retained by the Company (or any subsidiaries) in any
                    capacity. The Company (and any subsidiaries) reserve the right to terminate your Service at any time and for any reason.

Shareholder Rights  You, or your estate or heirs, have no rights as a shareholder of the Company until a certificate for your option Shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

Adjustments         In the event of a stock split, a stock dividend or a similar change in the Company stock, the number of Shares covered by this option and the exercise price per share may be adjusted pursuant to the Plan. Your option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

Legends All certificates representing the Shares issued upon exercise of this option shall, where applicable, have endorsed thereon the following legends:

                         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF. SUCH AGREEMENT PROVIDES FOR CERTAIN TRANSFER RESTRICTIONS,

                         INCLUDING RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SECURITIES AND CERTAIN REPURCHASE RIGHTS IN FAVOR OF THE COMPANY UPON TERMINATION OF SERVICE WITH THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

                         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE NOT REQUIRED."

Applicable Law      This Agreement will be interpreted and enforced under the
                    laws of the State of California.

The Plan and Other  The text of the Plan is incorporated in this Agreement by
Agreements          reference. Certain capitalized terms used in this Agreement are defined in the Plan.

                    This Agreement and the Plan constitute the entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded.

          By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan.

                      NOTICE OF EXERCISE OF STOCK OPTION

SiRF Technology, Inc.
3970 Freedom Circle
Santa Clara, CA 95054
Attn: Controller

     Re:  Exercise of Stock Option to Purchase Shares of Company Stock

Ladies and Gentlemen:

     Pursuant to the Stock Option Agreement dated __________, 199___ (the "Stock Option Agreement"), between SiRF Technology, Inc., a California corporation (the "Company"), and the undersigned, I hereby elect to purchase _____________ shares of the common stock of the Company (the "Shares"), at the price of $__________ per Share. My check in the amount of $______________ and the executed Assignment Separate from Certificate are enclosed. The Shares are to be issued in _____ certificate(s) and registered in the name(s) of:

                           __________________________
                           __________________________

     The undersigned understands there may be tax consequences as a result of the purchase or disposition of the Shares. The undersigned represents that he/she has received and reviewed the Plan's federal income tax information and consulted with any tax consultants he/she deems advisable in connection with the purchase or disposition of the Shares and the undersigned is not relying on the Company for any tax advice.

     The undersigned acknowledges that he/she has received, read and understood the Stock Option Agreement and agrees to abide by and be bound by their terms and conditions. The undersigned represents that the Shares are being acquired solely for his/her own account and not as a nominee for any other party, or for investment, and that the undersigned purchaser will not offer, sell or otherwise dispose of any such Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

Dated:  _____________________


                                        _________________________________
                                                  (Signature)

                                        _________________________________
                                               (Please Print Name)


                                        Social Security No.______________

                                        _________________________________

                                        _________________________________
                                                (Full Address)

                                   EXHIBIT A
                                   ---------

                     ASSIGNMENT SEPARATE FROM CERTIFICATE
                     ------------------------------------

     FOR VALUE RECEIVED, ________________ hereby sells, assigns and transfers unto SiRF Technology, Inc., a California corporation (the "Company"), _________________ (________) shares of Common Stock of the Company represented by Certificate No. _____ herewith and does hereby irrevocably constitute and appoint _________________________ Attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

     Dated:  ____________, 19__.


                                        _________________________________
                                                    Print Name


                                         _________________________________
                                                     Signature



                        Spousal Consent (if applicable)
                        -------------------------------

     _____________ (Purchaser's spouse) indicates by the execution of this Assignment his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the Shares.



                                        _________________________________
                                                    Signature



INSTRUCTIONS: PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE. THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE COMPANY TO EXERCISE ITS "REPURCHASE OPTION" SET FORTH IN THE AGREEMENT WITHOUT REQUIRING ADDITIONAL SIGNATURES ON THE PART OF PURCHASER.

                                   EXHIBIT B
                                   ---------

Internal Revenue Service Center

     Re:  Election Under Section 83(b) of the Internal Revenue Code of 1986

Ladies and Gentlemen:

    I hereby elect under section 83(b) of the Internal Revenue Code of 1986 to include in gross income any excess of fair market value over purchase price with respect to the transfer of the property described below:

1.   Name:____________________________

2.   Address:_________________________
             _________________________
             _________________________


3.  Social Security Number:  _______________________

4.  Tax Year of Election:  Calendar Year of 199___.

5. Description of Property: _________ shares of Common Stock of SiRF Technology, Inc., a California corporation (the "Company").

6.  Date of Property Transfer:  __________, 199__

7. Nature of Property Restrictions: Property is subject to the Company's right to repurchase the stock at the undersigned's original purchase price if the undersigned ceases to be associated with the Company, which right will generally lapse over a designated four (4) year period.

8. Fair Market Value at the Time of Transfer: $_____ per share for an aggregate of $_________. The Fair Market Value at the time of transfer was determined without regard to any lapse restrictions as defined in section 1.83-3(i) of the Income Tax Regulations.

9. Amount Paid for Property: $________ per share for an aggregate of $________.

10. A copy of this election has been furnished to the Company, the person for whom the services are performed.

                              Sincerely,


                              __________________________________________________
                                                   Signature


                              __________________________________________________

                                                     Date

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE NOT REQUIRED.

                             SiRF TECHNOLOGY, INC.

                            STOCK PURCHASE AGREEMENT

                             UNDER 1995 STOCK PLAN

     SiRF Technology, Inc., a California corporation (the "Company"), hereby sells Shares of its Common Stock to the Employee named below. The terms and conditions of the sale are set forth in this cover sheet, in the attached Stock Purchase Agreement and in the Company's 1995 Stock Plan (the "Plan").

Date of Sale:  __________, 199__

Name of Employee:_______________________________________________________________

Employee's Social Security Number:  _____-____-_____

Number of Shares Sold:__________________________________________________________

Sale Price per Share:  $________________________________________________________

Aggregate Sale Price:  $________________________________________________________

     By signing this cover sheet, you agree to all of the terms and conditions described in the attached Stock Purchase Agreement and in the Plan.

Employee:_______________________________________________________________________
                                     (Signature)


Company:________________________________________________________________________
                                     (Signature)

      Title:____________________________________________________________________

Attachment
----------

                             SiRF TECHNOLOGY, INC.

                            STOCK PURCHASE AGREEMENT

                             UNDER 1995 STOCK PLAN


Sale of Shares    SiRF Technology, Inc. (the "Company") sells you the number of
                  Shares shown on the cover sheet of this Agreement. The sale is subject to the terms and conditions of this Agreement and the Plan.

Market Stand-Off  In connection with any underwritten public offering by the
                  Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "Securities Act"), including the Company's initial public offering, you shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any Shares without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters (not to exceed one hundred eighty (180) days).

                  In order to enforce the provisions of this paragraph, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable stand-off period.

Restrictions on   By signing this Agreement, you agree not to sell any Shares at
Resale            a time when applicable laws, regulations or Company or
                  underwriter trading policies prohibit a sale.

                  You represent and agree that the Shares are being acquired solely for your own account and not as a nominee for any other party, or for investment, and not with a view to the sale or distribution thereof.

The Company's     In the event that you propose to sell, pledge or otherwise
Right of First    transfer to a third party any vested Shares acquired under
Refusal           this Agreement, or any interest in such Shares, the Company shall have the "Right of First Refusal" with respect to all (and not less than all) of such Shares. If you desire to transfer vested Shares acquired under this Agreement, you must give a written "Transfer Notice" to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The Transfer
                  Notice shall be signed both by you and by the proposed
                new transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice was received by the Company.

                If the Company fails to exercise its Right of First Refusal within thirty (30) days after the date when it received the Transfer Notice, you may, not later than ninety (90) days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within sixty (60) days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the Shares with lawful money equal to the present value of the consideration described in the Transfer Notice.

                The Company's Right of First Refusal shall inure to the benefit of its successors and assigns, shall be freely assignable, in whole or in part, and shall be binding upon any transferee of the Shares. The Company's Right of First Refusal shall terminate in the event that Stock is listed on an established stock exchange or is quoted regularly on the Nasdaq Stock Market.

No Retention    This Agreement is not an employment agreement and does not give
Rights          you the right to be retained by the Company. The Company
                reserves the right to terminate your Service at any time and for any reason.

Adjustments     In the event of a stock split, a stock dividend or a similar change in the Company stock, the number of Shares subject to this Agreement and the repurchase price for those Shares may be adjusted pursuant to the Plan. The Shares subject to this Agreement shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

Legends All certificates representing the Shares subject to this Agreement shall, where applicable, have endorsed thereon the following legends:

                     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF. SUCH AGREEMENT PROVIDES FOR CERTAIN TRANSFER RESTRICTIONS, INCLUDING RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SECURITIES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

                     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE NOT REQUIRED".

Applicable Law       This Agreement will be interpreted and enforced under the
                     laws of the State of California.

The Plan and         The text of the Plan is incorporated in this Agreement by
Other Agreements     this reference. You and the Company agree to execute such
                     further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

                     This Agreement and the Plan constitute the entire understanding between you and the Company regarding this sale of Shares. Any prior agreements, commitments or negotiations are superseded.


         By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan.